Exhibit 10(h)




                      CONSUMAT ENVIRONMENTAL SYSTEMS, INC.

                             1996 STOCK OPTION PLAN

                          FOR NONMANAGEMENT EMPLOYEES

                       (adopted as of December 13, 1996)

         1. Purpose. The purpose of this Consumat Environmental Systems, Inc. 1996 Stock Option Plan for Nonmanagement Employees (the "Plan") is to further the long term stability and financial success of Consumat Environmental Systems, Inc., (the "Company") by attracting and retaining key employees through the use of stock incentives. It is believed that ownership of Company Stock will stimulate the efforts of those employees upon whose judgment and interest the Company is and will be largely dependent for the successful conduct of its business. It is also believed that Incentive Awards granted to such employees under this Plan will strengthen their desire to remain with the Company and will further the identification of those employees' interests with those of the Company's shareholders.

         2. Definitions. As used in the Plan, the following terms have the meanings indicated:

                   (a) "Act" means the Securities Exchange Act of 1934, as amended.

                   (b) "Agreement" means a written agreement (including any amendment or supplement thereto) between the Company and a Participant specifying the terms and conditions of an Incentive Award granted to such Participant.

                  (c) "Applicable Withholding Taxes" means the aggregate amount of federal, state and local income and payroll taxes that the Company is required to withhold in connection with any exercise of a Nonstatutory Stock Option, Stock Appreciation Right, or Tax Offset Right, any lapse of restrictions on Restricted Stock, or any grant of Incentive Stock.

                  (d) "Affiliate" means any "parent" or "subsidiary" corporation (within the meaning of Code section 424) of the Company.

                  (e)  "Board" means the board of directors of the Company.

                  (f)  "Change of Control" means:

                           (i) The acquisition, other than from the Company, by
                  any individual, entity or group (within the meaning of Section 13(d)(3) or 14 (d)(2) of the Act), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Act) of 20% or more of either the then outstanding shares of common stock of the Company or the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors, but excluding for this purpose, any such acquisition by the Company or any of its subsidiaries, or any employee benefit plan (or related trust) of the Company or its subsidiaries, or any corporation with respect to which, following such acquisition, more than 50% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by the individuals and entities who were the beneficial owners, respectively, of the common stock and voting securities of the Company immediately prior to such acquisition in substantially the same proportion as their ownership, immediately prior to such acquisition, of the then outstanding shares of common stock of the Company or the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors, as the case may be; or

                           (ii) Individuals who, as of the date hereof,
                  constitute the Board (as of the date hereof the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that any individual becoming a director subsequent to the date hereof whose election or nomination for election by the Company's shareholders was approved by a vote of at least a majority of the directors comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the Directors of the Company (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Act); or

                           (iii) Approval by the shareholders of the Company of a reorganization, merger or consolidation, in each case, with respect to which the individuals and entities who were the respective beneficial owners of the common stock and voting securities of the Company immediately prior to such reorganization, merger or consolidation do not, following such reorganization, merger or consolidation, beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such reorganization, merger or consolidation, or a complete liquidation or dissolution of the Company or of its sale or other disposition of all or substantially all of the assets of the Company.

                   (g) "Code"means the Internal Revenue Code of 1986, as amended.

                   (h) "Committee" means the committee appointed by the Board as described under Section 16.

                   (i) "Company" means Consumat Environmental Systems, Inc., a Virginia corporation.


                   (j) "Company Stock" means Common Stock, $1.00 par value, of the Company. If the par value the Company Stock is changed, or in the event of a ofchange in the capital structure of the Company (as provided in Section 15), the shares resulting from such a change shall be deemed to be Company Stock within the meaning of the Plan.

                  (k) "Date of Grant" means the date on which an Incentive Award is granted by the Committee.

                  (l) "Disability" or "Disabled" means, as to an Incentive Stock Option, a Disability within the meaning of Code section 22(e)(3). As to all other Incentive Awards, the Committee shall determine whether a Disability exists and such determination shall be conclusive.

                  (m) "Fair Market Value" means, on any given date, the value of a share of Company Stock based upon the average of the highest and lowest reported sales prices per share of the Company Stock on such day on the NASDAQ Bulletin Board (or, if there have been no transactions, the average of the bid and asked prices).

                  (n) "Incentive Award" means, collectively, the award of an Option, Stock Appreciation Right, Incentive Stock, or Restricted Stock, or Tax Offset Right under the Plan.

                  (o) "Incentive Stock" means Company Stock awarded when performance goals are achieved pursuant to an incentive program as provided in Section 7.

                  (p) "Incentive Stock Option" means an Option intended to meet the requirements of, and qualify for favorable federal income tax treatment, under Code section 422.

                  (q) "Insider" means a person subject to Section 16(b) of the Act.

                  (r) "Nonstatutory Stock Option" means an Option that does not meet the requirements of Code section 422, or, even if meeting the requirements of Code section 422, is not intended to be an Incentive Stock Option and is so designated.

                  (s) "Option" means a right to purchase Company Stock granted under the Plan, at a price determined in accordance with the Plan and set forth in an Agreement.

                  (t) "Participant" means any employee who receives an Incentive Award under the Plan.

                  (u) "Plan" means the Consumat Environmental Systems, Inc. 1996 Stock Option Plan.

                  (v) "Reload Feature" means a feature of an Option described in an Agreement that authorizes the automatic grant of a Reload Option in accordance with the provisions of Section 10(d).

                  (w) "Reload Option" means an Option automatically granted to a Participant equal to the number of shares of already owned Company Stock delivered by the Participant to exercise an Option having a Reload Feature.

                  (x) "Restricted Stock" means Company Stock awarded upon the terms and subject to the restrictions set forth in Section 6.

                  (y) "Rule 16b-3" means Rule 16b-3 of the Securities and Exchange Commission promulgated under the Act. A reference in the Plan to Rule 16b-3 shall include a reference to any corresponding rule (or number redesignation) of any amendments to Rule 16b-3 enacted after the effective date of the Plan's adoption.

                  (z) "Stock Appreciation Right" means a right to receive amounts from the Company granted under the Plan.

                  (aa) "10% Shareholder" means an individual who owns, directly or indirectly, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of an Affiliate. Indirect ownership of stock shall be determined in accordance with Code section 424(d).

                  (bb) "Tax Offset Right" means a right to receive amounts in cash from the Company as described in Section 12 of the Plan.

                  (cc) "Window Period" means the period beginning on the third business day and ending on the twelfth business day following the release for publication of quarterly or annual summary statements of the Company's sales and earnings. The release for publication shall be deemed to have occurred if the specified financial data (i) appears on a wire service, (ii) appears in a financial news service, (iii) appears in a newspaper of general circulation, or (iv) is otherwise made publicly available.

         3. General. The following types of Incentive Awards may be granted under the Plan: Options, Stock Appreciation Rights, Incentive Stock and Restricted Stock. Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options.

         4. Stock. Subject to Section 15 of the Plan, there shall be reserved for issuance under the Plan an aggregate of 15,000 shares of Company Stock, which shall be authorized, but unissued shares. Shares allocable to Options or portions thereof granted under the Plan that expire or otherwise terminate unexercised may again be subjected to an Incentive Award under the Plan. For purposes of determining the number of shares that are available for Incentive Awards under the Plan, such number shall include the number of shares surrendered by an optionee or retained by the Company in payment of Applicable Withholding Taxes.

         5. Eligibility.

         (a) Any employee of the Company (or any Affiliate including a corporation that becomes an Affiliate after the adoption of this Plan) is eligible to participate in the Plan. An eligible employee becomes a Participant only if the Committee, in its sole discretion, selects the employee to receive an Incentive Award. The Committee has the sole discretion to determine for each employee the terms and conditions, the nature of the award and the number of shares to be allocated to each employee as part of each Incentive Award. Any Incentive Award granted under this Plan shall be evidenced by an Agreement which shall be subject to the applicable provisions of this Plan and to other such provisions as the Committee may impose.

         (b) The grant of an Incentive Award shall not obligate the Company or any Affiliate to pay an employee any particular amount of renumeration, to continue the employment of the employee after the grant or to make further grants to the employee at any time thereafter.

         6. Restricted Stock Awards.

         (a) Whenever the Committee deems it appropriate to grant Restricted Stock, notice shall be given to the Participant stating the number of shares of Restricted Stock granted and the terms and conditions to which the Restricted Stock is subject. This notice, when accepted in writing by the Participant shall become an Agreement and certificates representing the shares shall be issued and delivered to the Participant. Restricted Stock may be awarded by the Committee in its discretion without cash consideration.

         (b) Restricted Stock issued pursuant to the Plan shall be subject to the following restrictions:

                   (i) No shares of Restricted Stock may be sold, assigned, transferred or disposed of by an Insider within a six-month period beginning on the Date of Grant, and Restricted Stock may not be pledged, hypothecated or otherwise encumbered within a six-month period beginning on the Date of Grant if such action would be treated as a sale or disposition under Rule 16b-3.

                  (ii) No shares of Restricted Stock may be sold, assigned, transferred, pledged, hypothecated, or otherwise encumbered or disposed of until the restrictions on such shares as set forth in the Participant's Agreement have lapsed or been removed pursuant to paragraph (d) or (e) below.

                  (iii) if a Participant ceases to be employed by the Company or an Affiliate, the Participant shall forfeit to the Company any shares of Restricted Stock on which the restrictions have not lapsed or been removed pursuant to paragraph (d) or (e) below on the date such Participant shall cease to be so employed.

         (c) Upon the acceptance by a Participant of an award of Restricted Stock, such Participant shall, subject to the restrictions set forth in paragraph (b) above, have all the rights of a shareholder with respect to such shares of Restricted Stock, including, but not limited to, the right to vote such shares of Restricted Stock and the right to receive all dividends and other distributions paid thereon. Certificates representing Restricted Stock shall bear a legend referring to the restrictions set forth in the Plan and the Participant's Agreement.

         (d) The Committee shall establish as to each award of Restricted Stock the terms and conditions upon which the restrictions set forth in paragraph (b) above shall lapse. Such terms and conditions may include, without limitation, the lapsing of such restrictions as a result of the Disability, death or retirement of the Participant or the occurrence of a Change of Control.

         (e) Notwithstanding the provisions of paragraphs (b)(ii) and (iii) above, the Committee may at any time, in its sole discretion, accelerate the time at which any or all restrictions will lapse or remove any and all such restrictions.

         (f) Each Participant shall agree at the time his Restricted Stock is granted, and as a condition thereof, to pay to the Company, or make arrangements satisfactory to the Company regarding the payment to the Company of, Applicable Withholding Taxes. Until such amount had been paid or arrangements satisfactory to the Company have been made, no stock certificate free of a legend reflecting the restrictions set forth in paragraph (b) above shall be issued to such Participant.

         7. Incentive Stock Awards.

         (a) Incentive Stock may be issued pursuant to the Plan in connection with incentive programs established from time to time by the Committee when performance criteria established by the Committee as part of the incentive program have been achieved.

         (b) Whenever the Committee deems it appropriate, the Committee may establish an incentive program and notify Participants of their participation in and the terms of the incentive program. More than one incentive program may be established by the Committee and they may operate concurrently or for varied periods of time and a Participant may be permitted to participate in more than one incentive program at the same time. Incentive Stock will be issued only subject to the incentive program and the Plan and consistent with meeting the performance goals set by the Committee. A Participant in an incentive program shall have no rights as a shareholder until Incentive Stock is issued. Incentive Stock may be issued without cash consideration.

         (c) A Participant's interest in an incentive program may not be sold, assigned, transferred, pledged, hypothecated, or otherwise encumbered.

         (d) Each Participant shall agree as a condition of his participation in an incentive program and the receipt of Incentive Stock, to pay to the Company, or make arrangements satisfactory to the Company regarding the payment to the Company of, Applicable Withholding Taxes. Until such amount has been paid or arrangements satisfactory to the Company have been made, no stock certificate shall be issued to such Participant.

         8.  Stock Options.

         (a) Whenever the Committee deems it appropriate to grant Options, notice shall be given to the Participant stating the number of shares for which Options are granted, the Option price per share, whether the Options are Incentive Stock Options or Nonstatutory Stock Options, the extent to which Stock Appreciation Rights are granted (as provided in Section 9), and the conditions to which the grant and exercise of the Options are subject. This notice, when duly accepted in writing by the Participant, shall become an Agreement.

         (b) The exercise price of shares of Company Stock covered by an Incentive Stock Option shall be not less than 100% of the Fair Market Value of such shares on the Date of Grant; provided that if an Incentive Stock Option is granted to a Participant who, at the time of the grant, is a 10% Shareholder, then the exercise price of the shares covered by the Incentive Stock Option shall be not less than 110% of the Fair Market Value of such shares on the Date of Grant.

         (c) The exercise price of shares covered by a Nonstatutory Stock Option shall be not less than 85% of the Fair Market Value of such shares on the Date of Grant.

         (d) Options may be exercised in whole or in part at such times as may be specified by the Committee in the Participant's Agreement; provided that, the exercise provisions for Incentive Stock Options shall in all events not be more liberal than the following provisions:

                  (i) No Incentive Stock Option may be exercised after the first to occur of (x) ten years (or, in the case of an Incentive Stock Option granted to a 10% Shareholder, five years) from the Date of Grant, (y) three months following the date of the Participant's retirement or termination of employment with the Company and all Affiliates for reasons other than Disability or death, or (z) one year following the date of the Participant's termination of employment on account of Disability or death.

                  (ii) Except as otherwise provided in this paragraph, no Incentive Stock Option may be exercised unless the Participant is employed by the Company or an Affiliate at the time of the exercise and has been employed by the Company or an Affiliate of the Company at all times since the Date of Grant. If a Participant's employment is terminated other than by reason of his Disability or death at a time when the Participant holds an Incentive Stock Option that is exercisable (in whole or in part), the Participant may exercise any or all of the exercisable portion of the Incentive Stock Option (to the extent exercisable on the date of termination) within three months after the Participant's termination of employment. If a Participant's employment is terminated by reason of his Disability at a time when the Participant holds an Incentive Stock Option that is exercisable (in whole or in part), the Participant may exercise any or all of the exercisable portion of the Incentive Stock Option (to the extent exercisable on the date of Disability) within one year after the Participant's termination of employment. If a Participant's employment is terminated by reason of his death at a time when the Participant holds an Incentive Stock Option that is exercisable (in whole or in part), the Incentive Stock Option may be exercised (to the extent exercisable on the date of death) within one year after the Participant's death by the person to whom the Participant's rights under the Incentive Stock Option shall have passed by will or by the laws of descent and distribution.

                  (iii) An Incentive Stock Option by its terms, shall be exercisable in any calendar year only to the extent that the aggregate Fair Market Value (determined at the Date of Grant) of the Company Stock with respect to which Incentive Stock Options are exercisable for the first time during the calendar year does not exceed $100,000 (the "Limitation Amount"). Incentive Stock Options granted after 1986 under the Plan and all other plans of the Company and any Affiliate shall be aggregated for purposes of determining whether the Limitation Amount has been exceeded. The Board may imposed such conditions as it deems appropriate on an Incentive Stock Option to ensure that the foregoing requirement is met. If Incentive Stock Options that first become exercisable in a calendar year exceed the Limitation Amount, the excess Options will be treated as Nonstatutory Stock Options to the extent permitted by law.

         (e) Notwithstanding the foregoing, no Option shall be exercisable within the first six months after it is granted; provided that, this restriction shall not apply if the Participant becomes Disabled or dies during the six-month period.

         (f) The Committee may, in its sole discretion, grant Options that by their terms become fully exercisable upon a Change of Control, notwithstanding other conditions on exercisability in the Agreement.


         9.  Stock Appreciation Rights.

          (a) Whenever the Committee deems it appropriate, Stock Appreciation Rights may be granted in connection with all or any part of an Incentive Stock Option. At the discretion of the Committee, Stock Appreciation Rights may also be granted in connection with all or any part of a Nonstatutory Stock Option, either concurrently with the grant of the Nonstatutory Stock Option or at any time thereafter during the term of the Nonstatutory Stock Option. Stock Appreciation Rights shall be evidenced in writing as part of the Agreement to which they pertain. The following provisions apply to all Stock Appreciation Rights that are granted in connection with Options:

                  (i) Stock Appreciation Rights shall entitle the Participant, upon exercise of all or any part of the Stock Appreciation Rights, to surrender to the Company unexercised that portion of the underlying Option relating to the same number of shares of Company Stock as is covered by the Stock Appreciation Rights (or the portion of the Stock Appreciation Rights so exercised) and to receive in exchange from the Company an amount equal to the excess of (x) the Fair Market Value on the date of exercise of the Company Stock covered by the surrendered portion of the underlying Option over (y) the exercise price of the Company Stock covered by the surrendered portion of the underlying Option. The Committee may limit the amount that the Participant will be entitled to receive upon exercise of the Stock Appreciation Right.

                  (ii) Upon the exercise of a Stock Appreciation Right and surrender of the related portion of the underlying Option, the Option, to the extent surrendered, shall not thereafter be exercisable.

                  (iii) Subject to any further conditions upon exercise imposed by the Board, a Stock Appreciation Right shall be exercisable only to the extent that the related Option is exercisable, except that in no event shall a Stock Appreciation Right held by an Insider be exercisable within the first six months after it is awarded even though the related Option is or becomes exercisable, and a Stock Appreciation Right shall expire no later than the date on which the related Option expires.

                  (iv) A Stock Appreciation Right may only be exercised at a time when the Fair Market Value of the Company Stock covered by the Stock Appreciation Right exceeds the exercise price of the Company Stock covered by the underlying Option.

         (b) The manner in which the Company's obligation arising upon the exercise of a Stock Appreciation Right shall be paid shall be determined by the Committee and shall be set forth in the Participant's Agreement. The Committee may provide for payment in Company Stock or cash, or a fixed combination of Company Stock or cash, or the Committee may reserve the right to determine the manner of payment at the time the Stock Appreciation Right is exercised. Shares of Company Stock issued upon the exercise of a Stock Appreciation Right shall be valued at their Fair Market Value on the date of exercise.

         (c) An Insider may only exercise a Stock Appreciation Right during a Window Period.

         10.  Method of Exercise of Options and Stock Appreciation Rights.

         (a) Options and Stock Appreciation Rights may be exercised by the Participant giving written notice of the exercise to the Company, stating the number of shares the Participant has elected to purchase under the Option or the number of Stock Appreciation Rights the Participant has elected to exercise. In the case of the purchase of shares under an Option, such notice shall be effective only if accompanied by the exercise price in full in cash; provided that, if the terms of an Option so permit, the Participant may (i) deliver, or cause to be withheld from the Option shares, shares of Company Stock (valued at their Fair Market Value on the date of exercise) in satisfaction of all or any part of the exercise price, (ii) deliver a properly executed exercise notice together with irrevocable instructions to a broker to deliver promptly to the Company, from the sale or loan proceeds with respect to the sale of Company Stock or a loan secured by Company Stock, the amount necessary to pay the exercise price and, if required by the Committee, Applicable Withholding Taxes, or (iii) deliver an interest bearing promissory note, payable to the Company, in payment of all or part of the exercise price together with such collateral as may be required by the Committee at the time of exercise. The interest rate under any such promissory note shall be established by the Committee and shall be at least equal to the minimum interest rate required at the time to avoid imputed interest under the Code.

         (b) The Company may place on any certificate representing Company Stock issued upon the exercise of an Option or Stock Appreciation Right any legend deemed desirable by the Company's counsel to comply with federal or state securities laws, and the Company may require a customary written indication of the Participant's investment intent. Until the Participant has made any required payment, including any Applicable Withholding Taxes, and has had issued a certificate for the shares of Company Stock acquired, he shall possess no shareholder rights with respect to the shares.

         (c) As an alternative to making a cash payment to the Company to satisfy Applicable Withholding Taxes, if the Agreement so provides, the Participant may elect to (i) deliver shares of already owned Company Stock or
(ii) have the Company retain that number of shares of Company Stock that would satisfy all or a specified portion of the Applicable Withholding Taxes. The Committee shall have sole discretion to approve or disapprove any such election.

         (d) If a Participant exercises an Option that has a Reload Feature by delivering already owned shares of Company Stock in payment of the exercise price, the Committee shall grant to the Participant a Reload Option. The Committee shall grant the Reload Option in the same manner as set forth in paragraph 8(a). The Reload Option shall be subject to the following restrictions:

                  (i) The exercise price of shares of Company Stock covered by a Reload Option shall be not less than 100% of the Fair Market Value of such shares on the Date of Grant of the Reload Option;

                  (ii) If and to the extent required by Rule 16b-3, a Reload Option shall not be exercisable within the first six months after it is granted; provided that this restriction shall not apply if the Participant becomes Disabled or dies during the six-month period;

                  (iii) The Reload Option shall be subject to the same restrictions on exercisability imposed on the underlying option (possessing the Reload Feature) delivered unless the Committee specifies different limitations;

                  (iv) The Reload Option shall not be exercisable until the expiration of any retention holding period imposed on the disposition of any shares of Company Stock covered by the underlying Option (possessing the Reload Feature) delivered; and

                  (v) The Reload Option shall not have a Reload Feature.

         The Committee may, in its sole discretion, cause the Company to place on any certificate representing Company Stock issued to a Participant upon the exercise of an underlying Option (possessing a Reload Feature as evidenced by the Agreement for such Option) delivered pursuant to this subsection (d), a legend restricting the sale or other disposition of such Company Stock.

         11. Nontransferability of Options and Stock Appreciation Rights. Options and Stock Appreciation Rights by their terms, shall not be transferable except by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order (as defined in Code section 414(p)) ("QDRO") and shall be exercisable, during the Participant's lifetime, only by the Participant or an alternative payee under a QDRO, or by his guardian, duly authorized attorney-in-fact or other legal representative.

         12. Tax Offset Rights.

         (a) Whenever the Committee deems it appropriate, Tax Offset Rights may be granted in connection with Nonstatutory Stock Options, Stock Appreciation Rights, Incentive Stock or Restricted Stock. Tax Offset Rights shall be evidenced in writing as part of the Agreement to which they pertain.

         (b) Tax Offset Rights shall entitle the Participant, upon exercise of all or any part of Nonstatutory Stock Option, Stock Appreciation Right, or Tax Offset Right, upon grant of Incentive Stock, or upon the lapse of restrictions on Restricted Stock, to receive in cash from the Company an amount equal to or approximating the Applicable Withholding Taxes.

         (c) A Participant may exercise a Tax Offset Right by giving the Committee written notice of exercise simultaneously with the exercise of a Nonstatutory Stock Option or Stock Appreciation Right, the receipt of an award of Incentive Stock or the lapse of restrictions on Restricted Stock. To the extent exercised, the Tax Offset Right shall lapse.

         (d) The Committee may limit the amount the Participant will be entitled to receive in connection with a Tax Offset Right and may include any provisions in a Tax Offset Right that the Committee deems appropriate to ensure that the Tax Offset Right will not be characterized as an "equity security" or "derivative security" for purposes of Section 16 of the Act and the rules and regulations thereunder.

         13. Effective Date of the Plan. This Plan shall be effective as of December 13, 1996. However, until the Plan has been approved by the Company's shareholders no Incentive Stock Option shall be awarded.

         14. Termination, Modification, Change. If not sooner terminated by the Board, this Plan shall terminate at the close of business on December 12, 2006. No Incentive Awards shall be made under the Plan after its termination. The Board may terminate the Plan or may amend the Plan in such respects as it shall deem advisable; provided that, if and to the extent required by the Code, no change shall be made that increases the total number of shares of Company Stock reserved for issuance pursuant to Incentive Awards granted under the Plan (except pursuant to Section 15), materially modifies the requirements as to eligibility for participation in the Plan, or materially increases the benefits accruing to Participants under the Plan, or unless such change is authorized by the shareholders of the Company. Notwithstanding the foregoing, the Board may unilaterally amend the Plan and Incentive Awards as it deems appropriate to cause Incentive Stock Options to meet the requirements of the Code and regulations thereunder. Except as provided in the preceding sentence, a termination or amendment of the Plan shall not, without the consent of the Participant, adversely affect a Participant's rights under an Incentive Award previously granted to him.

         15. Change in Capital Structure.

         (a) In the event of a stock dividend, stock split or combination of shares, recapitalization or merger in which the Company is the surviving corporation or other change in the Company's capital stock (including, but not limited to, the creation or issuance to shareholders generally of rights, options or warrants for the purchase of common stock or preferred stock of the Company), the number and kind of shares of stock or securities of the Company to be subject to the Plan and to Options then outstanding or to be granted thereunder, the maximum number of shares or securities which may be delivered under the Plan, the exercise price and other relevant provisions shall be appropriately adjusted by the Committee, whose determination shall be binding on all persons. If the adjustment would produce fractional shares with respect to any unexercised Option, the Committee may adjust appropriately the number of shares covered by the Option so as to eliminate the fractional shares.

         (b) If the Company is a party to a consolidation or a merger in which the Company is not the surviving corporation, a transaction that results in the acquisition of substantially all of the Company's outstanding stock by a single person or entity, or a sale or transfer of substantially all of the Company's assets, the Committee may take such actions with respect to outstanding Incentive Awards as the Committee deems appropriate.

         (c) Notwithstanding anything in the Plan to the contrary, the Committee may take the foregoing actions without the consent of any Participant, and the Committee's determination shall be conclusive and binding on all persons for all purposes.

         16. Administration of the Plan. The Plan shall be administered by the Committee, which shall consist of not less than two members of the Board, who shall be appointed by the Board. Subject to paragraph (d) below, the Committee shall be the Compensation Committee unless the Board shall appoint another Committee to administer the Plan. The Committee shall have general authority to impose any limitation or condition upon an Incentive Award the Committee deems appropriate to achieve the objectives of the Incentive Award and the Plan and, without limitation and in addition to powers set forth elsewhere in the Plan, shall have the following specific authority:

                  (a) The Committee shall have the power and sole and complete discretion to determine (i) which eligible employees shall receive Incentive Awards and the nature of each Incentive Award, (ii) the number of shares of Company Stock to be covered by each Incentive Award, (iii) whether Options shall be Incentive Stock Options or Nonstatutory Stock Options, (iv) when, whether and to what extent Stock Appreciation Rights shall be granted in connection with Options, (v) when, whether and to what extent Tax Offset Rights shall be granted and the terms thereof, (vi) the Fair Market Value of Company Stock, (vii) the time or times when an Incentive Award shall be granted, (viii) whether an Incentive Award shall become vested over a period of time and when it shall be fully vested, (ix) when Options and Stock Appreciation Rights may be exercised, (x) whether a Disability exists,
         (xi) the manner in which payment will be made upon the exercise of Options or Stock Appreciation Rights, (xii) conditions relating to the length of time before disposition of Company Stock received upon the exercise of Options or Stock Appreciation Rights is permitted, (xiii) whether to approve a Participant's election (A) to deliver shares of already owned Company Stock to satisfy Applicable Withholding Taxes or
         (B) to have the Company withhold from the shares to be issued upon the exercise of a Nonstatutory Stock Option or Stock Appreciation Right the number of shares necessary to satisfy Applicable Withholding Taxes,
         (xiv) the terms and conditions applicable to Restricted Stock Awards,
         (xv) the terms and conditions on which restrictions upon Restricted Stock shall lapse, (xvi) whether to accelerate the time at which any or all restrictions with respect to Restricted Stock will lapse or be removed, (xvii) notice provisions relating to the sale of Company Stock acquired under the Plan, (xviii) the terms of incentive programs, performance criteria and other factors relevant to the issuance of Incentive Stock, and (xix) any additional requirements relating to Incentive Awards that the Committee deems appropriate. Notwithstanding the foregoing, no "tandem stock options" (where two stock options are issued together and the exercise of one option affects the right to exercise the other option) may be issued in connection with Incentive Stock Options. The Committee shall have the power to amend the terms of previously granted Incentive Awards so long as the terms as amended are consistent with the terms of the Plan and provided that the consent of the Participant is obtained with respect to any amendment that would be detrimental to him, except that such consent will not be required if such amendment is for the purpose of complying with any requirement of the Code applicable to the Incentive Award.

                  (b) The Committee may adopt rules and regulations for carrying out the Plan. The interpretation and construction of any provision of the Plan by the Committee shall be final and conclusive. The Committee may consult with counsel, who may be counsel to the Company, and shall not incur any liability for any action taken in good faith in reliance upon the advice of counsel.

                  (c) A majority of the members of the Committee shall constitute a quorum, and all actions of the Committee shall be taken by a majority of the members present. Any action may be taken by a written instrument signed by all of the members, and any action so taken shall be fully effective as if it had been taken at a meeting.

                  (d) The Board from time to time may appoint members previously appointed and may fill vacancies, however caused, in the Committee.

         17. Notice. All notices and other communications required or permitted to be given under this Plan shall be in writing and shall be deemed to have been duly given if delivered personally or mailed first class, postage prepaid, as follows (a) if to the Company - at its principal business address to the attention of the Treasurer; (b) if to any Participant - at the last address of the Participant known to the sender at the time the notice or other communication is sent.

         18. Interpretation. The terms of this Plan are subject to all present and future regulations and rulings of the Secretary of the Treasury or his delegate relating to the qualification of Incentive Stock Options under the Code. If any provision of the Plan conflicts with any such regulation or ruling, then that provision of the Plan shall be void and of no effect. The terms of this Plan shall be governed by the laws of the Commonwealth of Virginia.

         19. Effective Date.   This Plan shall be effective as of December
13, 1996.

         IN WITNESS WHEREOF, the Company has caused this Plan to be adopted as set forth herein this 13th day of December, 1996.


                                      CONSUMAT ENVIRONMENTAL SYSTEMS, INC.

                                      By:/S/ ROBERT L. MASSEY
                                         --------------------
                                         Robert L. Massey, President